Exhibit 10.46






                            1350 BROADWAY ASSOCIATES
            --------------------------------------------------------
                                    Landlord,

                                       to






                           ACTIVE APPAREL GROUP, INC.
            --------------------------------------------------------
                                     Tenant.


                      -------------------------------------

                                      LEASE
                      -------------------------------------


   From                    November 1, 1999


   To                      April 30, 2005


   Annual Rent             $53,750.00 p.a.     $4,479.17 p.m.    11/1/99-6/30/02
                           $58,050.00 p.a.     $4,837.50 p.m.     7/1/02-4/30/05
   Elec.:                  $  6,837.00 p.a.    $   569.75 p.m.
   C.W.:                   $  1,612.50 p.a.    $   134.38 p.m.

   Premises:               Rooms 2310/11
                           1350 Broadway

                        Agreement of Lease, made as of this 19th day of July, 1999, between 1350 BROADWAY ASSOCIATES, a partnership having offices in care of Helmsley-Spear, Inc., 60 East 42nd Street party of the first part, hereinafter referred to as "Landlord" or "Lessor", and ACTIVE APPAREL GROUP, INC. a domestic corporation having offices at New York City, party of the second part, hereinafter referred to as "Tenant" or "Lessee".

                        Witnesseth: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the space on the 23rd floor, as more particularly shown on the plan annexed hereto and made a part hereof. Room 2310/11 in the building known as 1350 Broadway in the Borough of Manhattan, City of New York, for the term of 5 Yrs. 6 Mos. (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of Nov. 1999 and to end on the 30th day of April, 2005, both dates inclusive, at an annual rent of

                           * See Article SIXTY-FOURTH

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments of $ * in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever.

                        The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant and agree as follows:

                        FIRST:-Tenant shall pay the rent and additional rent as above and as hereinafter provided.

                        SECOND:-(a) Tenant shall pay to Landlord, as additional rent hereunder, in advance, on the first day of each and every month during the term hereof, all sums expended by Landlord and/or which become due to Landlord under this lease and under any collateral agreements relating to the premises. Tenant's use and occupancy thereof, the supplying by Landlord to Tenant of any services in connection therewith, together with any fines or penalties imposed or assessed by any governmental authority by reason of failure to comply with its requirements.

                        (b) If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any paragraph of this lease, Landlord may immediately or at any time thereafter and without notice perform the same for the account of Tenant, and if Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to, attorneys' fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder.

                        (c) The receipt by Landlord at any time of any installment of the regular stipulated rent hereunder or of any additional rent shall not be deemed to be a waiver of any other additional rent then due. For the non-payment of any additional rent, Landlord shall have all the rights and remedies which it would have in the case of a default in the payment of the regular stipulated rent hereunder or any installment thereof.

                        THIRD:-In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with Landlord's predecessor in interest, Landlord may, at Landlord's option and without notice to Tenant, add the amount of such arrearages to any monthly installment of rent payable hereunder, and the same shall be payable to Landlord as additional rent.

                        FOURTH:-Tenant shall use and occupy the demised premises for office and showroom for display and sale, at wholesale and not retail, of wearing apparel and for no other purpose. Tenant shall not suffer or permit the demised premises or any part thereof to be used by others for any purpose whatsoever, without the prior written consent of Landlord in each instance.

                        FIFTH:-Tenant at its sole expense shall comply with all laws, orders and regulations of Federal, State, County and Municipal Authorities, and with any direction of any public officer or officers, pursuant to law, which shall impose any violation, order or duty upon Landlord or Tenant with respect to demised premises, or the use or occupation thereof. Tenant shall not do, or permit to be done, any act or thing upon said premises which shall or might subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon said premises or for any other reason.

                        SIXTH:-Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy or certificate of compliance issued for the building of which the demised premises form a part, and in the event that any department of the City or State of New York shall hereafter at any time contend and/or declare by notice, violation, order or in any other manner whatsoever that the premises hereby demised are used for a purpose which is a violation of such certificate of occupancy, Tenant shall, upon five (5) days' written notice from Landlord, immediately discontinue said use of such premises. Failure by Tenant to discontinue such use after such notice shall be considered a default in the fulfillment of a covenant of this lease, and Landlord shall have the right to terminate this lease immediately, and in addition thereto shall have the right to exercise any and all rights and privileges and remedies given to Landlord by and pursuant to the provisions of Paragraph 40 hereof. The statement in this lease of the nature of the business to be conducted by Tenant in demised premises shall not be deemed or construed to constitute a representation or guaranty by Landlord that such business may continue to be conducted in the premises for the entire period of the lease or is lawful or permissible under the certificate of occupancy in effect for the building of which the demised premises form a part, or otherwise permitted by law. If alterations or additions, including but not limited to a sprinkler system, are needed to permit lawful conduct of Tenant's business or to comply with the certificate of occupancy, the same shall be made by and at the sale expense of Tenant.

                        SEVENTH:-Tenant shall not suffer any act to be done or any condition to exist on the demised premises or any part thereof or any article to brought thereon, which may be dangerous, unless safeguarded as required by law, or by any insurance carrier having any interest in such conduct or condition or which may, in law, constitute a nuisance, public or private, and as not to make void or voidable any insurance applicable to the building, under penalty of damages and forfeiture.

                        EIGHT:-Tenant shall not at any time allow smoking on any part of the premises where stock is stored. Tenant shall store all silk and other textiles in steel bins or shelving, the bottoms of which shall be at least six inches above the floor, and the tops of which shall extend at least three inches and shall have drip points so as to shed water from the goods. No shelving bins shall be installed without Landlord's prior written consent. Tenant shall make all floors water-tight by painting or covering them with linoleum or other water-tight floor covering. Where cleaning fluid is used, it shall be non-inflammable. Tenant shall use no cleaning fluid not approved in writing by Landlord. Tenant will not permit the accumulation of waste or refuse matter on the premises.

                        NINTH:-Tenant will conduct its business in such a manner as to enable Landlord or other tenants in the building to obtain the lowest possible insurance rate upon the entire building in which the demised premises are located, and will, at its sole expense, comply with all rules, orders, regulations or requirements of all public liability, fire and insurance policies in force at any time with respect to the demised premises, as well as all rules, orders, regulations or requirements of the New York Board of Fire Underwriters or any other similar body, and shall not do or permit anything to be done in or upon said premises or bring or keep anything therein, except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization, or other authority having jurisdiction and then only in such quantity and manner of storage as not to increase the rate for fire insurance applicable to the building, or use the premises in a manner which shall increase the rate of fire insurance on the building of which demised premises form a part, or on property located therein, over that in effect prior to this lease. If by reason of failure of Tenant to comply with the provisions of this paragraph including, but not limited to, the mere use to which Tenant puts the premises, the fire insurance rate shall at the beginning of this lease or at any time thereafter be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that part of all fire insurance premiums thereafter paid by Landlord, which shall have been charged because of such failure or use by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates for said premises, shall be conclusive evidence of the facts therein stated and of the several items and changes in the fire insurance rate then applicable to said premises. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, chemical, substance or material other than silk or other textiles, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate from the demised premises. That the premises are being used for the purpose set forth herein shall not relieve Tenant from the foregoing duties, obligation and expenses.

                        TENTH:-(a) Tenant shall not assign, mortgage or encumber this agreement nor underlet the demised premises or any part thereof or permit the demised premises or any part thereof to be occupied by anybody other than Tenant, without the prior written consent of Landlord in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under- tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

                        (b) If the demised premises shall be underlet in whole or in part by Tenant or its heirs, executors, administrators, legal representatives, successors or assigns, such party shall, within three (3) days of such underletting, furnish Landlord with a duplicate original of such underlease and shall, on demand of Landlord, supply Landlord within three (3) days of such demand, a written list of all such under-tenants, the terms, including expiration dates of their under-tenancies, the rents payable thereunder, and any additional information requested by Landlord. This provision or compliance therewith, however, shall in no event be construed to be a consent to any underletting or a waiver of the covenant against underletting contained herein. Non-compliance by Tenant with the provisions of this paragraph shall be deemed to be a breach of this lease.

                        (c) Tenant assumes and shall be responsible for and liable to Landlord, for all acts and omissions on the part of any present or future under-tenant, their agents, employees, servants or licensees, and any breach or violation of any terms, covenants, agreements, provisions, conditions and limitations of this lease, whether by act or omission, by any under-tenant shall constitute a breach or violation of this lease by Tenant.

            ELEVENTH:-Throughout the term of this lease, Tenant will take good care of the demised premises and appurtenances and suffer no waste, damage, disfigurement or injury thereto or any part thereof.

            TWELFTH:-(a) Tenant shall make no alterations, decorations, installations, additions or improvements in or to the demised premises, including, but not limited to, an air-conditioning or cooling system, unit or part thereof or other apparatus of like or other nature, nor bring materials in connection therewith on the demised premises, without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord, and subject to plans and specifications approved by Landlord. All such work, alterations, decorations, installations, additions or improvements shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from time to time designate. All alterations, decorations, installations, additions or improvements upon demised premises, made by either party, including all paneling, decorations, partitions, railings, mezzanine floors, galleries, steam, water, and air conditioning systems and units, shelving, electric fixtures and the like, shall, unless Landlord elects otherwise (which election shall be made by giving a notice pursuant to the provisions hereof not less than thirty (30) days prior to the expiration or other termination of this lease or any renewal or extension thereof) become the property of Landlord, and shall remain upon, and be surrendered with, said premises, as a part thereof, at the end of the term or renewal term, as the case may be. In the event Landlord shall elect otherwise, then such alterations, installations, additions or improvements made by Tenant upon the demised premises as the Landlord shall select, shall be removed by Tenant at Tenant's sole cost and expense. All alterations, decorations, installations, additions or improvements installed by Tenant may be used by Tenant without additional charge for such use, and without any right in the Landlord to remove the same in the absence of any default under this lease during the term hereof.

            (b) Tenant, at its own expense, will promptly repair all damage and injury resulting from such removal and restore the space theretofore occupied by such fixtures and installations to good order and condition and to character and appearance equal to that of the area adjacent thereto, in default of any of which Landlord may at its option cause the same to be done at Tenant's expense.

            THIRTEENTH:-Tenant shall take good care of the demised premises and the fixtures and appurtenances therein, and at its sole cost and expense make all repairs thereto as and when needed to preserve them in good working order and condition. All damage or injury to the demised premises and to its fixtures, appurtenances and equipment or to the building of which the same form a part or to its fixtures, appurtenances and equipment caused by Tenant's moving property in or out of the building or by installation or removal of furniture, fixtures or other property, or resulting from fire, explosion, air-conditioning unit or system, short circuits, flow or leakage of water, steam, illuminating gas, sewer gas, sewerage or odors or by frost or by bursting or leaking of pipes or plumbing works or gas, or from any other cause of any other kind or nature whatsoever due to carelessness, omission, neglect, improper conduct or other cause of Tenant, its servants, employees, agents, visitors or licensees shall be repaired, restored or replaced promptly by Tenant at its sole cost and expense to the satisfaction of Landlord. All aforesaid repairs, restorations and replacements shall be in quality and class equal to the original work or installations. If Tenant fails to make such repairs, restorations or replacements within a reasonable time same may be made by Landlord at expense of Tenant and collectible as additional rent.

            FOURTEENTH:-(a) Except where otherwise provided in this lease, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making any repairs, alterations, additions or improvements in or to any portion of the building or demised premises, or in or to fixtures, appurtenances, or equipment thereof, and no liability upon Landlord for failure of Landlord or others to make any repairs, alterations or improvements in or to any portion of the building or of demised premises, or in or to the fixtures, appurtenances or equipment thereof.

            (b) Landlord reserves the right to stop service of the electric, water, sprinkler, steam, air conditioning, elevator, heating and plumbing systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed.

            FIFTEENTH:-Tenant agrees that whenever any alterations, additions, improvements, changes or repairs to the said premises are consented to by Landlord, or in the moving of merchandise, fixtures or equipment into the said building, or moving the same therefrom, only such labor under agreement with the Building Trades Employers' Association of New York City, or which shall not cause strikes or concerted labor action by other employees of the building, and which have the same or similar labor union affiliations as those employed by Landlord or Landlord's contractors, shall be employed.

            SIXTEENTH:-(a) Any mechanic's lien filed against the demised premises, or the building of which the same form a part, for work claimed to have been done for, or materials claimed to have been furnished to Tenant, shall be discharged by Tenant within ten (10) days thereafter, by payment in full or at Tenant's expense, by filing the bond required by law. If Tenant fails to so pay or file any bond, Landlord may pay the amount of said lien or discharge the same by deposit, or otherwise, billing Tenant for all expenses in connection therewith as additional rent.

            (b) Nothing in this lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, sub-contractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to, or repair of the demised premises, or any part thereof, or for the demolition or replacement of the demised premises or any part thereof.

            (c) Tenant agrees to obtain and deliver to Landlord, written and unconditional waivers of liens (and agreement that its filed plans may be replaced), for all plans, specifications and drawings for work or materials to be furnished to Tenant at the premises, signed by all architects, engineers and designers to become involved in such work for Tenant; with respect to contractors, subcontractors, materialmen and laborers, and all work or materials to be furnished to Tenant at the premises. Tenant agrees to obtain and deliver to Landlord written and unconditional waiver of mechanics liens upon the premises or the building after payments to the contractors, and subject to any applicable provisions of the Lien Law.

            SEVENTEENTH:-Tenant will not, without Landlord's written consent, place, affix or paint any signs, awnings, projections or advertising material of any kind upon the exterior of the premises or of the building, not upon the windows, nor in any location that may be visible from any of the lobbies or passageways. If Tenant shall cause or permit any sign or other object, similar or dissimilar, to be placed on or affixed to any part of the building not inside the space specifically demised hereunder, Landlord shall have the right, without notice or liability to Tenant, to remove and dispose of the same and to make any repairs necessitated by such removal, all at Tenant's sole expense and risk. Landlord's expenses in so doing shall be deemed additional rent hereunder and collectible as such.

            EIGHTEENTH:-(a) Tenant will not cause or permit any connection to be made to the wiring on the electrical panel boards of the building without the prior written consent and supervision of Landlord.

            (b) Tenant agrees that it will not drive nails in, drill in, disfigure or deface any part of the building nor suffer the same to be done, nor cause or permit the floors, walls, doors or ceilings of the demised premises to be drilled, hammered, pounded or otherwise dealt with in a noisy or disturbing manner at any time during customary business hours (i.e., between 9:00 A.M. and 5:00 P.M.) whether or not such activities are incidental to or part of work to which Landlord has consented.

            (c) Tenant shall not install any pressing equipment, whether connected to Tenant's gas- fired boiler or to the building steam system, without first having plans and specifications approved by Landlord.

            The vacuum used by pressing machines for the drying of garments shall be created by an electrically driven vacuum pump. Tenant shall not use any vacuum created by the use of steam from a gas-fired boiler or from the building steam system.

            (d) Tenant shall not permit any connection to be made at the demised premises with any high pressure steam lines, electric current lines or water lines without Landlord's prior written consent.

            (e) Tenant shall not make any electrical or plumbing installation without Landlord's prior written consent. All water lines must be installed in red brass.

            (f) Window air-conditioning units shall in no event be installed without Landlords' prior written approval or be mounted so as to extend outward beyond the line of the windowframe.

            (g) Tenant shall install no linoleum, rubber, mastic or vinyl tile floor covering, unless it is laid over a layer of felt, double cemented in the manner approved by Landlord.

            (h) Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes which must be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance. Tenant agrees that upon the written request of Landlord, Tenant will, within fifteen
(15) days of the mailing of such request, provide rubber or other approved settings for absorbing, preventing and decreasing noise and/or vibration from any or all machines or machinery, such insulation or other devices for the prevention, decrease or elimination of noise satisfactory to Landlord shall be made in such manner and of such material as Landlord may direct. In the event that Tenant fails to comply with the aforesaid request within the fifteen (15) days aforementioned, Landlord may, at its option, by notice in writing to Tenant, cause the term of this lease to expire. Landlord in such event shall have the right to re-enter the premises by summary proceedings or otherwise without liability. Landlord shall not give less than thirty (30) days' notice of its election to terminate the lease as above provided. Landlord shall have the right to enter the demised premises with workmen and materials and to insulate the machinery as above provided, collecting from Tenant the cost of such work as additional rent in the event that Tenant fails to comply with the written request aforementioned after the expiration of fifteen (15) days from the receipt thereof.

            (i) Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter, or fixtures into or out of the building without Landlord's prior written consent and the filing with Landlord of a Rigger's Liability Insurance Certificate satisfactory to Landlord. If such safe, machinery, equipment, freight, bulky matter or fixtures require special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work, and that all work in connection therewith shall comply with the Administrative Code of the City of New York.

            (j) If the demised premises be or become infested with vermin, Tenant shall, at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Landlord, and shall employ such exterminators and such exterminating company or companies as shall be approved by Landlord.

            (k) The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein.

            (l) Tenant agrees to provide proper receptacles as called for by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or of the authority having jurisdiction. Tenant hereby agrees to cause its rubbish or waste to be disposed of at its own cost and expense, subject to all the rules and regulations that from time to time may be made in connection therewith by Landlord, including a regulation that Tenant shall use a single rubbish or waste remover designated by Landlord for the removal of the rubbish or waste of the tenants in the building. Tenant further agrees that it shall not at any time store any of its rubbish or waste in the lobbies, foyers, passage-ways or other spaces adjacent to the premises herein demised, nor shall Tenant place the rubbish (which is to be taken by the waste remover) in the said areas prior to 5:00 P.M.

            (m) If Tenant is a lessee of any store in said building, the said Tenant hereby agrees to keep the sidewalk, entrance and passage-ways unencumbered and unobstructed, and agrees, further, to remove all ice and show from the sidewalks immediately in front of the demised premises.

            (n) Tenant will not suffer, permit or allow unusual or objectionable odors to be produced upon or permeate from the demised premises.

            NINETEENTH:-Tenant will not clean, nor require, permit, suffer or allow any window in the demised premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

            TWENTIETH:-Tenant shall give prompt notice to Landlord of any accidents to or defects in the pipes and apparatus in the building or of any fire that may occur.

            TWENTY-FIRST:-Tenant shall permit Landlord to erect, use and maintain, pipes and conduits in and through the demised premises. Landlord or Landlord's agents shall have the right to enter the demised premises at all times to examine the same, and to show them to prospective purchasers or lessees of the building, and to make such decorations, repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord and its representatives shall be allowed to take and store all material into and upon said premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no wise abate while said decorations, repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. During the six months prior to the expiration of the term of this lease, or any renewal term, Landlord may exhibit the premises to prospective tenants or purchasers, and place upon said premises, or the exterior thereof, the usual notice "To Let" or "For Sale", which notices Tenant shall permit to remain thereon without molestation. If, during the last month of the term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the demised premises, without elimination or abatement of rent, or incurring liability to Tenant for any compensation, and such acts shall have no effect upon this lease. If Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair, of the building or any part thereof, other than as herein provided. Landlord shall also have the right at any time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building is commonly known.

            TWENTY-SECOND:-Tenant agrees that Landlord may furnish electricity to Tenant on a "submetering" basis or on a "rent inclusion" basis". Electricity and electric service, as used herein, shall mean any element affecting the generation, transmission, and/or distribution of electricity, including but not limited to services which facilitate the distribution of service.

            (a) Submetering: If and so long as Landlord provides electricity to the demised premises on a submetering basis, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at charges, terms and rates set, from time to time, during the term of this lease by Landlord but not more than those specified in the service classification in effect on January 1, 1970 pursuant to which Landlord then purchased electric current from the public utility corporation serving the part of the city where the building is located; provided however, said charges shall e increased in the same percentage as any percentage increase in the billing to Landlord for electricity for the entire building, by reason of increase in Landlord's electric rates or service classifications, subsequent to January 1, 1970, and so as to reflect any increase in Landlord's electric charges, including changes in market prices for electricity from utilities and/or other providers, in fuel adjustments, or by taxes or charges of any kind imposed on Landlord's electricity purchases or redistribution, or for any other such reason, subsequent to said date. Any such percentage increase in Landlord's billing for electricity due to changes in rates, service classifications, or market prices, shall be computed by the application of the average consumption (energy and demand) of electricity for the entire building for the twelve (12) full months immediately prior to the rate and/or service change, or any changed methods of or rules on billing for same, applied on a consistent basis to the new rate and/or service classification or market price, and to the service classification and rate in effect on January 1, 1970. If the average consumption of electricity for the entire building for said prior twelve (12) months cannot reasonably be applied and used with respect to changed methods of or rules on billing, then the percentage shall be computed by the use of the average consumption (energy and demand) for the entire building for the first three (3) months after such change, projected to a full twelve (12) months, so as to reflect the different seasons; and that same consumption, so projected shall be applied to the service classification and rate in effect on January 1, 1970. Where more than one meter measures the service of Tenant in the building, the service rendered through each meter may be computed and billed separately in accordance with the rates herein specified. Bills therefore shall be rendered at such times as Landlord may elect and the amount, as computed from a meter, shall be deemed to be, and be paid as, additional rent. In the event that such bills are not paid within five (5) days after the same are rendered, Landlord may, without further notice, discontinue the service of electric current to the demised premises without releasing Tenant from any liability under this lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by lessee by such discontinuance of service. If any tax is imposed upon Landlord's receipt from the sale, resale or redistribution of electricity or gas or telephone service to Tenant by any Federal, State, or Municipal authority, Tenant covenants and agrees that where permitted by law, Tenant's pro-rata share of such taxes shall be passed on to and included in the bill of, and paid by, Tenant to Landlord.

            (b) Rent Inclusion: If and so long as Landlord provides electricity to the demised premises on a rent inclusion basis, Tenant agrees that the fixed annual rent shall be increased by the amount of the Electricity Rent Inclusion Factor ("ERIF"), as hereinafter defined. Tenant acknowledges and agrees (i) that the fixed annual rent hereinabove set forth in this lease does not yet, but is to include an ERIF of $3.18 per rentable square foot to compensate Landlord for electrical wiring and other installations necessary for, and for its obtaining and making available to Tenant the redistribution of electric current as an additional service; and (ii) that said ERIF, which shall be subject to periodic adjustments as hereinafter provided, has been partially based upon an estimate of the Tenant's connected electrical load, in whatever manner delivered to Tenant, which shall be deemed to be the demand (KW), and hours of use thereof, which shall be deemed to be the energy (KWH), for ordinary lighting and light office equipment and the operation of the usual small business machines, including Xerox or other copying machines (such lighting and equipment are hereinafter called "Ordinary Equipment") during ordinary business hours ("ordinary business hours" shall be deemed to mean 50 hours per week), with Landlord providing an average connected load of 4 1/2 watts of electricity for all purposes per rentable square foot. Any installation and use of equipment other than Ordinary Equipment and/or any connected load and/or energy usage by Tenant in excess of the foregoing shall result in adjustment of the ERIF as hereinafter provided. For purposes of this lease the rentable square foot area of the presently demised premises shall be deemed to be 2,150 square feet

            If the cost to Landlord of electricity shall have been, or shall be, increased or decreased subsequent to May 1, 1996 (whether such change occurs prior to or during the term of this Lease), by change in Landlord's electric rates or service classifications, or electricity charges, including changes in market prices, or by any increase, subsequent to the last such electric rate or service classification change or market price change, in fuel adjustments or charges of any kind, or by taxes, imposed on Landlord's electricity purchases or on Landlord's electricity redistribution, or for any other such reason, then the aforesaid ERIF portion of the fixed annual rent shall be changed in the same percentage as any such change in cost due to changes in electric rates, service classifications or market prices, and, also Tenant's payment obligation, for electricity redistribution, shall change from time to time so as to reflect any such increase in fuel adjustments or charges, and such taxes. Any such percentage change in Landlord's cost due to change in Landlord's electric rates or service classifications or market prices, shall be computed on the basis of the average consumption of electricity for the building for the twelve full months immediately prior to the rate change or other such changes in cost, energy and demand, and any changed methods of or rules on billing for same, applied on a consistent basis to the new electric rate or service classification or market price and to the immediately prior existing electric rate or service classification or market price. If the average consumption (energy and demand) for the entire building for said prior (12) months cannot reasonably be applied and used with respect to changed methods of or rules on billing, then the percentage increase shall be computed by the use of the average consumption (energy and demand) for the entire building for the first three (3) months after such change, projected to a full twelve (12) months, so as to reflect the different seasons; and the same consumption, so projected, shall be applied to the rate and/or service classification or market price which existed immediately prior to the change. The parties agree that a reputable, independent electrical consultant firm, selected by Landlord, ("Landlord's electrical consultant"), shall determine the percentage change for the changes in ERIF due to Landlord's changed costs, and that the Landlord's electrical consultant may from time to time make surveys in the demised premises of the electrical equipment and fixtures and uses of current. (i) If such survey shall reflect a connected electrical load in the demised premises in excess of 4 1/2 watts of electricity for all purposes per rentable square foot and/or energy usage in excess of ordinary business hours (each such excess hereinafter called "excess electricity") then the connected electrical load and/or the hours of use portion(s) of the then existing ERIF shall be increased by an amount which is equal to a fraction of the then existing ERIF, the numerator of which is the excess electricity (i.e. excess connected load and/or excess usage) and the denominator of which is the connected loan and/or the energy usage which was the basis of the then existing ERIF. Such fractions shall be determined by Landlord's electrical consultant. The fixed annual rent shall then be appropriately adjusted, effective as of the date of any such change in connected load and/or usage, as disclosed by said survey. (ii) If such survey shall disclose installation and use of other than Ordinary Equipment, then effective as of the date of said survey, there shall be added to the ERIF portion of fixed annual rent (computed and fixed as hereinbefore described) an additional amount equal to what would be paid under the SC-4 Rate I Service Classification in effect on May 1, 1996 (and not the time-of-day rate schedule) for such load and usage of electricity, with the connected electrical load deemed to be the demand
(KW) and the hours of use thereof deemed to be the energy (KWH), as hereinbefore provided, (which addition to the ERIF shall be increased or decreased by all electricity cost changes of Landlord, as hereinabove provided, from May 1, 1996 through the date of billing).

            In no event, whether because of surveys, rates or cost changes, or for any other reason, is the originally specified $3.18 per per rentable square foot ERIF portion of the fixed annual rent

(plus any net increase thereof, but not decrease, by virtue of all electricity rate, service classification or market price changes of Landlord subsequent to May 1, 1996) to be reduced.

            (c) General Conditions: The determinations of Landlord's electrical consultant shall be binding and conclusive on Landlord and Tenant from and after the delivery of copies of such determinations to Landlord and Tenant, unless, within thirty (30) days after delivery thereof, Tenant disputes such determination. If Tenant so disputes the determination, it shall, at its own expense, obtain from a reputable, independent electrical consultant its own determinations in accordance with the provisions of this Article. Tenant's consultant and Landlord's consultant shall then seek to agree. If they cannot agree within sixty (60) days they shall choose a third reputable electrical consultant, whose cost shall be shared equally by the parties, to make similar determinations which shall be controlling. (If they cannot agree on such third consultant with ten (10) days, then either party may apply to the Supreme Court in the County of New York for such appointment.) However, pending such controlling determinations, Tenant shall pay to Landlord the amount of additional rent or ERIF in accordance with the determinations of Landlord's electrical consultant. If the controlling determinations differ from Landlord's electrical consultant, then the parties shall promptly make adjustment for any deficiency owed by Tenant or overage paid by Tenant.

            At the option of Landlord, Tenant agrees to purchase from Landlord or its agents all lamps and bulbs used in the demised premises and to pay for the cost of installation thereof. Supplementing Article 53 hereof, if all or part of the submetering additional rent or the ERIF payable in accordance with subdivision (a) or (b) of this Article becomes uncollectible or reduced or refunded by virtue of any law, order or regulation, the parties agree that, at Landlord's option, in lieu of submetering additional rent or ERIF, and in consideration of Tenant's use of the building's electrical distribution system and receipt of redistributed electricity and payment by Landlord of consultant's fees and other redistribution costs, the fixed annual rental rate(s) to be paid under this lease shall be increased by an "alternative charge"which shall be a sum equal to $3.18 per year per rentable square foot of the demised premises, changed in the same percentage as any increases in the cost to Landlord for electricity for the entire building subsequent to May 1, 1996, because of electric rate, service classification or market price changes, such percentage change to be computed as in subdivision (b) provided.

            Landlord shall not be liable to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or wiring installation. Tenant agrees not to connect any additional electrical equipment to the building electric distribution system, other than lamps, typewriters and other small office machines which consume comparable amounts of electricity, without Landlord's prior written consent, which consent shall not be unreasonably withheld. Any riser or risers to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants and occupants. In addition to the installation of such riser or risers, Landlord will also at the sole cost and expense of Tenant, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. The parties acknowledge that they understand that it is anticipated that electric rates, charges, etc., may be changed by virtues of time-of-day rates or changes in other methods of billing, and/or electricity purchases and the redistribution thereof, and fluctuation in the market price of electricity, and that the references in the foregoing paragraphs to changes in methods of or rules on billing are intended to include any such changes. Anything hereinabove to the contrary notwithstanding, in no event is the submetering additional rent or ERIF, or any "alternative charge", to be less than an amount equal to the total of Landlord's payments to public utilities and/or other providers for the electricity consumed by Tenant (and any taxes thereon or on redistribution of same) plus 5% thereof for transmission line loss, plus 15% thereof for other redistribution costs. The Landlord reserves the right, at any time upon thirty
(30) days' written notice, to change its furnishing of electricity to Tenant from a rent inclusion basis to a submetering basis, or vice versa, or to change to the distribution of less than all the components of the existing service to Tenant. The Landlord reserves the right to terminate the furnishing of electricity on a rent inclusion, submetering, or any other basis at any time, upon thirty (30) days' written notice to the Tenant, in which event the Tenant may make application directly to the public utility and/or other providers for the Tenant's entire separate supply of electric current and Landlord shall permit its wires and conduits, to the extent available and safely capable, to be used for such purpose, but only to the extent of Tenant's then authorized load. Any meters, risers, or other equipment or connections necessary to furnish electricity on a submetering basis or to enable Tenant to obtain electric current directly from such utility and/or other providers shall be installed at Tenant's sole cost and expense. Only rigid conduit or electricity metal tubing
(EMT) will be allowed. The Landlord, upon the expiration of the aforesaid thirty
(30) days' written notice to the Tenant may discontinue furnishing the electric current but this lease shall otherwise remain in full force and effect. If Tenant was provided electricity on a rent inclusion basis when it was so discontinued, then commencing when Tenant receives such direct service and as long as Tenant shall continue to receive such service, the fixed annual rent payable under this lease shall be reduced by the amount of the ERIF which was payable immediately prior to such discontinuance of electricity on a rent inclusion basis.

            TWENTY-THIRD:- (a) If Landlord installs a water meter to measure Tenant's water consumption for all purposes, Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Landlord may pay such charges and collect the same from Tenant. Landlord may inspect such water meter at any time and shall have access thereto at all times for the purpose of such inspection.

            (b) In addition to the foregoing, Tenant agrees to pay its proportionate share of the water consumed in the toilets and other portions of the premises over which Landlord may reserve control, irrespective of the fact that the same shall be located outside of the demised premises.

            (c) Tenant covenants and agrees to pay its pro-rata share of the sewer rent, charge or any other tax, rent levy or charge which are now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system.

            (d) The bill rendered by Landlord for metered water, sewer or any other charges provided for in this paragraph "23," shall be based upon Tenant's consumption and shall be payable by Tenant as additional rent. Any such costs or expenses incurred or payments made by Landlord for any of the reasons or purposes hereinabove stated, shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such. If the building or the demised premises or any part thereof be supplied with water through a meter through which water is also supplied to other premises, Tenant shall pay to Landlord as additional rent, on the first day of each month, $NONE as Tenant's portion. Independently of and in addition to any of the remedies reserved to Landlord hereinabove or elsewhere in this lease, Landlord may sue for and collect any monies to be paid by Tenant or paid by Landlord for any of the reasons or purposes hereinabove set forth.

            TWENTY-FOURTH:- If the sprinkler system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants, employees, licensees or visitors, Tenant shall forthwith restore the same in good working condition at its own expense; and if the New York Board of Fire Underwriters or the New York Fire Insurance Rating Organizations or any bureau, department or official of the State or City Government, require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Rating Organization, or by any Fire Insurance Company, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. Tenant shall pay to Landlord as additional rent the sum of $NONE on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

                        TWENTY-FIFTH:- Tenant shall have the privilege of using the air conditioning system which affects the whole or a portion of the demised premises, and shall, at its own cost and expense;1 maintain and operate said system in compliance with all present and future laws and governmental requirements, and shall obtain all governmental licenses and permits now or hereafter required. Tenant shall pay for all electric current, water and refrigerants used in connection with said system. Tenant, at its own cost and expense, shall make or cause to be made, all repairs, alterations, changes, additions or improvements in and to said system which may be necessary or which may be required or recommended by Landlord or by any governmental authority, and shall furnish all parts and supplies necessary or desirable in connection therewith, but no alterations, changes, additions or improvements shall be made by Tenant without the advance written consent of Landlord. Landlord's charges for electric current, water and refrigerants and for such parts, supplies, repairs, alterations, changes, additions or improvements as are caused to be furnished or made by Landlord shall be payable by Tenant as additional rent upon presentation of Landlord's bill for same. If Tenant shall default in paying any such bill for five (5) days, Landlord shall have the right, in addition to any other rights under this lease to terminate the operation of said air conditioning system without notice to Tenant, and if such default shall continue for sixty (60) days, Landlord shall have right to remove the whole or any part of said system from the demised premises without notice to Tenant. The non- functioning or defective functioning of said air conditioning system, or Tenant's inability to operate or maintain the same in compliance with lawful requirements, or Landlord's removal thereof or termination of the operation thereof as provided in this paragraph, or any delay, discomfort or inconvenience suffered by Tenant in connection therewith, or, without limitation or of by the foregoing, any other matter or thing related to such system, shall not give rise to any obligation or liability on the part of Landlord and shall not affect this lease or be deemed to release or discharge Tenant of any of Tenant's obligations or liabilities under this lease or otherwise. Title to said system and all present and future parts thereof is and shall be vested in Landlord.

                        TWENTY-SIXTH: - (a) As long as Tenant is not in default under any of the covenants of this lease, Landlord shall provide necessary freight elevator facilities on business days from 8:00 A.M. to 5:30 P.M. On Sundays, Saturdays, holidays and nights, Landlord will furnish at least one (1) passenger elevator.

            (b) If the building of which the demised premises are a part supplies manually operated elevator service, Landlord may proceed with alterations necessary to substitute automatic control elevator service upon ten
(10) days' written notice to Tenant without in any way affecting the obligations of Tenant hereunder, provided that the same shall be done with the minimum amount of inconvenience to Tenant, and Landlord pursues with due diligence the completion of the alterations. Where automatic control elevator service is now, or hereafter furnished, and the demised premises contain an entire floor or floors, Tenant will provide, at its own cost and expense, locks for all entrances to such floor or floors from the elevators.

--------
     1 Landlord shall be responsible for maintenance and repair of air conditioning units.

            (c) Tenant agrees it will not permit its employees other than office help to use the passenger elevator in said building, nor will it permit them to use the stairs leading to and from the passenger entrance to said building. Landlord may prescribe and regulate which elevator and entrance shall be used by Tenant's employees and for Tenant's shipping.

            TWENTY-SEVENTH: - Landlord will:

            (a) Furnish heat to the demised premises, when and as required by law, on business days during regular business hours.

            (b) Cause to be kept clean the public halls and public portions of the building, which are used in common by all tenants.

            TWENTY-EIGHTH: - It is expressly agreed that if in consequence of the use of the demised premises for manufacturing purposes any Municipal or State Authority requires alterations and additions to such premises or the building of which they are a part, Landlord, in addition to other remedies provided for in this lease, shall have the option of terminating this lease on sixty (60) days' written notice to Tenant. Upon expiration of said sixty (60) days, the term of this lease shall terminate, and Tenant shall immediately vacate the premises. In such event, Landlord shall refund to Tenant the unearned pro rata portion of any rent paid in advance. Landlord reserves the privilege of complying with any order, rule or regulation as aforementioned in order to remove such violation, if any. In such event, Tenant waives any and all claims for damages growing out of the work in the building or on the premises in connection therewith. In the event that the violation can be removed by Tenant's limiting the number of employees in the demised premises, Tenant shall so limit the number of employees immediately and no claim for damages or any loss may be made against Landlord therefor.

            TWENTY-NINTH: - Tenant shall have the use of the partitions existing in the premises demised herein and of all other equipment, fixtures and appurtenances installed by Landlord prior to or during the term hereof. The ownership of such property shall at all times be vested in Landlord and possession thereof shall revert to Landlord upon the expiration of the lease.

            THIRTIETH: - If any vault space is adjacent to the demised premises, the same shall not be or be deemed to be part of the demised premises or its appurtenances. Landlord may permit Tenant to use such vault space gratuitously, but such permission may be revoked by Landlord at any time on two (2) days' notice. Landlord shall have the right at any time to cause a wall to be erected for the purpose of sealing off such vault space from the demised premises. Said wall may be erected wholly or partly on that portion of the demised premises which abuts such vault space. Landlord and its designees shall have the right from time to time to enter and remain upon the demised premises, with men and materials, for the purpose of erecting such wall. Tenant shall not be entitled to an compensation, abatement of rent, or other claim by reason of any action taken under this paragraph by or on behalf of Landlord. Any fee or license charge or tax of municipal authorities for such vault shall be paid by Tenant.

            THIRTY-FIRST: - Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for the loss of or damage to any property of Tenant by theft or otherwise. Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling ceilings, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of said building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, including but not limited to the making of repairs and improvements, unless caused by or due to the negligence of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in said building or caused by operations in construction of any private, public or quasi public work; nor shall Landlord be liable for any latent defect in the demised premises or in the building of which they form a part. Tenant shall give immediate notice to Landlord in case of fire or accidents in the demised premises or in the building or of defects therein or in any fixtures or equipment.*

            THIRTY-SECOND: - Tenant shall, throughout the term and thereafter, indemnify Landlord and save it harmless and free from damages, liabilities, penalties, losses, expenses, causes of action, claims, suits and judgments, as well as all expenses and attorneys' fees, arising from injury during said term to person or property of any nature, and also for any matter or thing growing out of the occupation of the demised premises or the streets, sidewalks, or vaults adjacent thereto occasioned in whole or part by any act or acts, omission or omissions of Tenant, its employees, guests, agents, assigns or undertenants.

            THIRTY-THIRD: - Neither this lease nor any obligation hereunder on Tenant's part to be performed (including, but not limited to, Tenant's obligation to pay the rents provided for hereunder) shall in any wise be released, discharged, impaired, excused or otherwise affected because of Landlord's inability to supply, furnish or make such services, fixtures, equipment, repairs, additions, improvements, alterations and/or decorations, if any, as Landlord may be required to supply, furnish or make hereunder or in connection herewith, or because of any delay in supplying, furnishing or making any of the foregoing, if such inability or delay directly or indirectly results from or is caused by or attributable to any cause or thing whatsoever beyond Landlord's, control, including, but not limited to, any law or ordinance or any governmental order, rule, regulation or requirement, or any shortages in supplies, materials or labor, or any acts of God, or any labor difficulties, disasters or acts of public enemies, and in any such event Landlord shall be relieved of any liability to Tenant which it might otherwise have had by reason of any such requirement. Lessee agrees to look solely to Lessor's estate and interest in the land and building, or the lease of the building or of the land and building, and the demised premises, for the satisfaction of any right or remedy of Lessee for the collection of a judgment (or other judicial process) requiring the payment of money by Lessor, in the event of any liability by
--------
            *limitations shall not apply if they interfere or conflict with provisions of Tenant's insurance policy.

Lessor, and no other property or assets of Lessor shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to this lease, the relationship of landlord and tenant hereunder, or Lessee's use and occupancy of the demised premises or any other liability of Lessor to Lessee (except for negligence).

            THIRTY-FOURTH:- This lease is and shall be subject and subordinate at all times to all present or future leases and subleases of the entire building or of the land and entire building of which the demised premises form a part, and to all mortgages which now affect or may hereafter affect or be made in respect of such leases and subleases or the real property of which the demised premises form a part (whether or not such leases or mortgages also affect any other or additional real property), and to all renewals, modifications, consolidations, replacements and extensions thereof, and to all advances made or hereafter to be made upon the security thereof. This clause shall be self-operative and no further instrument in writing to effectuate such subordination shall be necessary. In confirmation of such subordination, however, Tenant shall, on demand, promptly execute, acknowledge and deliver such further instruments or certificates that Landlord may request. Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute, acknowledge and deliver any such instrument or certificate for on behalf of Tenant. In the event that any Master Lease or any other ground or underlying lease is terminated or any mortgage foreclosed, this lease shall not terminate or be terminable by Lessee unless Lessee was specifically named in any termination or foreclosure judgment or final order. In the event that the Master Lease or any other ground or underlying lease is terminated as aforesaid, Lessee agrees to enter into a new lease covering the within premises, for the remaining term of this lease and otherwise on the same terms, conditions and rentals as herein provided, with and at the election of the holder of the fee title to the premises. If the current term of the Master Lease shall explore prior to the date set forth herein for the expiration of this lease, then, unless Lessor, at its sole option, shall have elected to extend or renew the term of the Master Lease, the term of this lease shall expire on the date of expiration of the Master Lease, notwithstanding the later expiration date hereinabove set forth. If the Master Lease is renewed, then the term of this lease shall expire as hereinabove set forth. From time to time, Lessee, on at least (10) days' prior written request by Lessor, will deliver to Lessor a statement in writing certifying that this lease is unmodified and in full force and effect (or if there shall have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges have been paid and stating whether or not the Lessor is in default in performance of any covenant, agreement or condition contained in this lease and, if so, specifying each such default of which Lessee may have knowledge. This paragraph shall not be deemed modified in whole or in part by any provision of this lease or any rider thereto during the term hereof, unless such provisions or rider shall by its terms expressly so modify it.

            THIRTY-FIFTH: - Provided the damage be not caused by the fault or neglect of Tenant or of its employees, agents, visitors or licensees, in the event of damage by fire, or other action of the elements, to the demised premises not rendering all of them unfit for occupancy, Landlord shall repair the same with reasonable dispatch after notice of such damage, and the rent accrued or accruing shall not cease; but if the damage be so extensive as to render all of the demised premises untenantable, the rent shall cease until they be repaired, provided the damage be not caused by the carelessness or negligence of Tenant or of the agents or servants of Tenant. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles" or any other cause beyond Landlord's control. If the demised premises are seventy-five (75%) damaged or are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, or if the cost of restoration of the building of which the demised premises are a part, resulting from the aforesaid fire or other casualty shall exceed the sum of $3,000,000, then or in any of such events Landlord may, within ninety (90) days after such fire other cause, give Tenant a notice in writing of termination, which notice shall be given as provided in this lease, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord. If Tenant shall not be in default under this lease then, upon the termination of this lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent shall cease as of the day following the casualty. Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and agrees that the foregoing provisions of this paragraph shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant, the debris shall be removed by and at the expense of Tenant.

            THIRTY-SIXTH: - If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi-public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding. If any part of the land or the building of which the demised premises are a part shall be so acquired or condemned, then and in that event the term of this lease, at the option of Landlord, shall cease and terminate on ten (10) days' notice by Landlord to Tenant. In neither event shall Tenant have any claim for the value of any unexpired term of said lease.

            THIRTY-SEVENTH: - If, when and to the extent permitted by law, the parties agree that the following provisions shall apply to this lease and tenancy (and that the provisions of 11 U.S.C. ss. 365(b) shall be applied): (a) If at any time prior to the date herein fixed as the commencement of the term of this lease there shall be filed against Tenant thereof or if such filing is made by Tenant in any court pursuant to any statute either of the United States or of any State a petition of bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within sixty (60) days thereof Tenant fails to secure a discharge thereof, or if Tenant makes an assignment for the benefit of creditors, or petition for or enter into an arrangement, this lease shall ipso facto be cancelled and terminated, and in which event, neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court shall be entitled to possession of the demised premises and Landlord, in addition to the other rights and remedies given by (c) hereof and by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies, received by him from Tenant or others in behalf of Tenant upon the execution hereof.

            (b) If the date fixed as the commencement of the term of this lease or if at any time during the term hereby demised, there shall be filed against Tenant thereof or if such filing is made by Tenant in any court pursuant to any statute of the United States or any State a petition of bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within sixty (60) days thereof Tenant fails to secure a discharge thereof, or if Tenant makes an assignment for the benefit of creditors or petition for or enter into an arrangement, this lease, at the option of Landlord. exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated, and in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the premises demised, but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies received by him from Tenant or others in behalf of Tenant.

            (c) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) or (b) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the then fair and reasonable rental value of the demised premises for the same period. In the computation of such damages, the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payment shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by Landlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be prima facie to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

                        THIRTY-EIGHTH: - Tenant has deposited with Landlord the sum of $ NONE** as security for the faithful performance and observance by Tenant of the terms, provisions and

--------
            **Such security deposit shall be deposited in an interest-bearing account with interest to be paid to Tenant annually less 1% to be retained by Landlord as administrative fee.

conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including, but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. Tenant shall, upon demand, deposit with Landlord the full amount so used, in order that Landlord shall have the full security deposit on hand at all times. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the lease and after delivery of entire possession of the demised premises to Landlord. In the event of any transfer or conveyance by landlord of its lease to the building of which the demised premises form a part, hereinafter referred to, Landlord shall have the right to transfer the security to the transferee or grantee, and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

            THIRTY-NINTH: - (a) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent, or of any ancillary agreement, or if the demised premises become vacant or deserted, then, in any one or more of such events, upon Landlord serving a written twenty (20) days' notice upon Tenant specifying the nature of said default and upon the expiration of said twenty (20) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of such a nature that the same cannot be completely cured or remedied within said twenty (20) day period, and if Tenant shall not have diligently commenced curing such default within such twenty (20) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy ore cure such default, then Landlord may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the date of expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quite and surrender the demised premises to Landlord, but Tenant shall remain liable as hereinafter provided.

            (b) If the notice provided for in (a) hereof shall have been given, and the term shall expire as aforesaid: or (1) if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein provided; or (2) if any execution or attachment shall be issued against Tenant or any of

Tenant's property whereupon the demised premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant; or (3) if Tenant shall make default with respect to any other lease between Landlord and Tenant; or (4) if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after commencement of the term of this lease, of which fact Landlord shall be the sole judge: then and in any of such events Landlord may without notice, or otherwise, and dispossess Tenant by summary proceedings or otherwise; and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Landlord may cancel and terminate such renewal or extension agreement by written notice.

            (c) If Tenant is presently in possession of the demised premises pursuant to a lease in writing heretofore made and if, before the commencement of the term herein provided the aforesaid lease shall be terminated or Tenant shall be dispossessed or shall voluntarily or involuntarily vacate, surrender or remove from the demised premises, then this lease shall, at the option of Landlord, be terminated, but Tenant shall nevertheless remain liable as hereinbefore provided.

            FORTIETH: - In case of any such default, re-entry or dispossess by summary proceedings or otherwise, (a) the rent and additional rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent; and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The rent received from any re-letting or re-lettings, but only for the unexpired potion of this lease, shall be applied first to the payment of Landlord's expenses in resuming possession and re-letting the premises, which expenses shall include but not be limited to attorneys' fees, brokerage commissions, cleaning, repairs, painting and decoration. The balance, if any, shall be applied in payment of all unpaid rent, additional rent and other charges due from Tenant hereunder, irrespective of whether the liability therefor arose prior or subsequent to the date of the expiration of the term hereof. Tenant hereby covenants and agrees to pay Landlord, within a reasonable time after demand therefor shall be made, the balance, if any, remaining unpaid. In the event that any re-letting hereunder results in Landlord's receiving from Tenant in any month an amount in excess of the amount due for such month, then and in that event Tenant shall not be obligated to make any payment to Landlord for rent due in such month, then and in that event Tenant shall not be obligated to make any payment to Landlord for rent due in such month, nor shall Landlord at any time be obligated to make any refund or apply any credit to Tenant with respect to such rent, and Tenant shall have no claim by way of defense to a suit or otherwise that Landlord has received for any prior month or that any new tenant has agreed to pay for any subsequent month a greater amount than that hereinabove reserved to be paid as rent for that month. The failure or refusal of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. Any security in Landlord's possession not retained by it as liquidated damages may be applied by it for any or all of the aforesaid purposes. Any such liquidated damages shall be paid as additional rent hereunder in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, at Landlord's option, may make such alterations, repairs, replacements and/or decorations in the demised premises as Landlord in Landlord's sole judgment considers advisable and necessary for the purpose of re-letting the demised premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or inequity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity.

            FORTY-FIRST: - Notwithstanding anything elsewhere contained in this lease, if by reason of any present or future cause or thing whatsoever (including, without limitation, by reason of any statute, ordinance, judgment, decree, court order or governmental rule or regulation). Tenant will not or shall not be required to pay to Landlord the full amount of rent and additional rent reserved hereunder, then Landlord, at its unrestricted option, may give Tenant not less than thirty (30) days, notice of intention to end this lease and the term hereof, and thereupon, on the date specified in said notice, this lease and the term hereof shall expire as fully and completely as if that date were the date, herein originally fixed for the expiration of this lease and the term hereof.

            FORTY-SECOND: - It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of landlord and tenant, Tenant's use or occupancy of said premises, except for personal injury or property damage, or involving the right to any statutory relief or remedy. Tenant will not interpose any counterclaim of any nature in any summary proceeding. The provisions of this paragraph shall be binding upon the respective heirs, distributees, executors, administrators, successors and assigns of the parties hereto and all subtenants hereunder.

            FORTY-THIRD: - Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any [illegible], or in the event of Landlord obtaining possession of demised premises, by reason of violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

            FORTY-FOURTH: - (a) If there be any agreement between Landlord and Tenant providing for the cancellation of this lease upon certain provisions or contingencies, and/or an agreement for the renewal hereof at the expiration of the term first above mentioned, the right to such renewal or the execution of a renewal agreement between Landlord and Tenant prior to the expiration of such first mentioned term shall not be considered an extension thereof or a vested right in Tenant to such further term, so as to prevent Landlord from cancelling this lease and any such extension thereof during the remainder of the original term hereby granted: such privilege, if and when so exercised by Landlord, shall cancel and terminate this lease and any such renewal or extension previously entered into between said Landlord and Tenant or the right of Tenant to any such renewal or extension; any right herein contained on the part of Landlord to cancel this lease shall continue during any extension or renewal hereof; any option on the part of Tenant herein contained for an extension or renewal hereof shall not be deemed to give Tenant any option for a further extension beyond the first renewal or extended term.

            (b) No act or thing done by Landlord or Landlord's agents during the term hereby demised shall constitute an actual or constructive eviction by Landlord, nor shall be deemed an acceptance of a surrender of said demised premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of said premises prior to the termination of the lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the lease or a surrender of the premises. In the event of Tenant at any time desiring to have Landlord sublet the premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purposes without releasing Tenant from any of the obligations under this lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such subletting.

            (c) The failure of Landlord ro seek redress for violation or, or to insist upon strict performance of, any covenant or condition of this lease, or any of the Rules or Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach.

            (d) The failure of Landlord to enforce any of the Rules and Regulations set forth, or hereafter adopted, against Tenant and/or any other tenant in the building shall not be deemed a waiver of any such Rules and Regulations. No provision of this lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord.

            (e) No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided.

            FORTY-FIFTH: - Tenant covenants that Tenant will not, without the consent of Landlord first obtained in each case, make or grant any license in respect of the demised premises or any part thereof, or in respect of the use thereof, and will not permit any such license to be made or granted.

            FORTY-SIXTH: - Landlord shall replace, at the expense of Tenant, any and all glass damaged or broken from any cause whatsoever in and about the demised premises. Landlord may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Landlord. Bills for premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent. Tenant may be a selfinsurer.

            FORTY-SEVENTH: - If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against landlord, or diminution or abatement of rent.

            FORTY-EIGHTH: - Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if in writing delivered to Tenant. All notices shall be delivered by certified mail return receipt or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to

Landlord at the address first hereinabove given or at such other address as landlord shall designate by written notice.

            FORTY-NINTH - If and so long as Tenant pays the rent and additional rent reserved hereby and performs and observes the covenants and provisions hereof, Tenant shall quietly enjoy the demised premises, subject, however, to the terms, conditions, exceptions and reservations of this lease, and to the ground, underlying and overriding leases and mortgages hereinbefore mentioned.

            FIFTIETH: - Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear excepted. Lessee acknowledges that possession of the demised premises must be surrendered to the Lessor at the expiration or sooner termination of the term of this Lease. Lessee agrees it shall indemnify and save Lessor harmless against costs, claims, loss or liability resulting from delay by Lessee in so surrendering the demised premises, including, without limitation, any claims made by any succeeding tenant, founded on such delay. The parties recognize and agree that the damage to Lessor resulting from any failure by Lessee timely to surrender possession of the demised premises as aforesaid will be extremely substantial, will exceed the amount of monthly rent theretofore payable hereunder, and will be impossible of accurate measurement. Lessee therefore agrees that if possession of the demised premises is not surrendered to within seven (7) days after the date of the expiration or termination of the term of this lease, then lessee agrees to pay lessor as liquidated damages for each month and for each portion of any month during which lessee holds over in the premises after expiration or termination of the term of this lease, a sum equal to one and one-half (1 1/2) times the average rent and additional rent which was payable per month under this lease during the last six months of the term thereof. The aforesaid provisions of this article shall survive the expiration or sooner termination of the term of this Lease. If the last day of the term of this lease or any renewal thereof falls on Sunday, this lease shall expire on the business day immediately preceding.

            FIFTY-FIRST: - If Landlord shall be unable to give possession of the demised premises on the date of the commencement of the term hereof for any reason, Landlord shall not be subject to any liability. Under such circumstances, the rent reserved and covenanted to be paid herein shall not commence until the possession of the demised premises is given or the premises are available for occupancy by Tenant, and no such failure to give possession on the date of the commencement of the term shall in any wise affect the validity of this lease or the obligations of Tenant hereunder, nor shall same be construed in any wise to extend the term of this lease. If Landlord is unable to give possession of the demised premises on the date of the commencement of the term hereof by reason of the holding over or retention of possession of any tenant, tenants or occupants or for any other reason, or if repairs, improvements or decorations of the demised premises or of the building of which said premises form a part, are not completed, no abatement or diminution of the rent to be paid hereunder shall be allowed to Tenant nor shall the validity of the lease be impaired under such circumstances. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. In either case rent shall commence on the date specified in this lease.

            FIFTY-SECOND: - Landlord or Landlord's agents have made no representations or promises with respect to the said building or demised premises except as herein expressly set forth. The taking possession of the demised premises by Tenant shall be conclusive evidence, as against Tenant, that Tenant accepts same "as is" and that said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken.

            FIFTY-THIRD: - In the event the fixed annual rent or additional rent or any part thereof provided to be paid by Lessee under the provisions of this lease during the demised term shall become uncollectible or shall be reduced or required to be reduced or refunded by virtue of any Federal, State, County or City law, order or regulation, or by any direction of a public officer or body pursuant to law, or the orders, rules, code, or regulations of any organization or entity formed pursuant to law, whether such organization or entity be public or private, then Lessor, at its option, may at any time thereafter terminate this lease, by not less than thirty (30) days' written notice to Lessee, on a date set forth in said notice, in which event this lease and the term hereof shall terminate and come to an end on the date fixed in said notice as if the said date were the date originally fixed herein for the termination of the demised term. Lessor shall not have the right so to terminate this lease if Lessee within such period of thirty (30) days shall in writing lawfully agree that the rentals herein reserved are reasonable rentals and agree to continue to pay said rentals and if such agreement by Lessee shall be legally enforceable by Lessor.

            FIFTY-FOURTH: - The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this lease, their assigns.

            FIFTY-FIFTH: - Except as may be otherwise contained in a written instrument or instruments duly executed and delivered by and between the parties hereto, this lease contains the entire agreement and understanding of the parties with respect to the demised premises and the respective rights and duties of the parties in relation thereto and in relation to each other. There are no oral understandings or agreements between the parties of any kind. Landlord has made no representations or warranties to Tenant of any kind. All oral representations, warranties and promises prior to or contemporaneous with this written lease (if any be claimed) are and shall be deemed merged into this lease. This lease cannot be changed or supplemented orally. All promises and agreements made by or between the parties subsequent to the execution and delivery of this lease shall be and be deemed to be null, void and unenforceable unless contained in a writing duly executed and delivered by and between the parties hereto, whether or not the same relate in any way to this lease or any matter covered hereby.

            FIFTY-SIXTH: - (a) The term "Landlord" as used in this lease means only the owner or the mortgagee in possession for the time being, of the land and building (or the owner of a lease of the entire building or of the land and entire building) of which the demised premises form a part so that in the event of any sale or sales of said land and entire building or of any transfer or conveyance of said lease or in the event of a lease of said entire building or of the land and entire building, the Landlord shall be and hereby is entirely freed and relieved of all liability for the performance of all covenants and obligations on the part of Landlord to be performed hereunder, and it shall be deemed and considered without further agreement between the parties or other successors in interest or between the parties and the purchaser at any such sale or any transferee or mortgagee or any lessee of the entire building or of the land and entire building that the purchaser, lessee, transferee or grantee has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. Tenant acknowledges that it has been informed and understands that Landlord is a lessee of the land and entire building of which the demised premises form a part. The term "lease of the entire building or of the land and entire building" shall be deemed to include a sublease thereof, and the term "lessee of the entire building or of the land and entire building" shall be deemed to include a sublessee thereof.

            (b) The words "re-entry" as used in this lease are not restricted to their technical meaning.

            (c) The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by the insertion of specific hours herein), Sundays and all days observed by the State or Federal Government as legal holidays.

            (d) From time to time, Tenant, on at least ten (10) days' prior written request by Landlord, will deliver to Landlord a statement in writing certifying that this lease is unmodified and in full force and effect (or if there shall have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges have been paid and stating whether or not Landlord is in default in performance of any covenant, agreement or condition contained in this lease and if so, specifying each such default of which Tenant may have knowledge.

            FIFTY-SEVENTH: - The fixed annual rent reserved in this lease and payable hereunder shall be adjusted, as of the times and in the manner set forth in this Article:

            (a) Definitions: For the purposes of this Article, the following definitions shall apply:

            (i) The term "Base Year" shall mean the full calendar year during which the term of this lease commences.

            (ii) The term "Price Index" shall mean the "Consumer Price Index" published by the Bureau of Labor Statistics of the U.S. Department of Labor, All Items, New York, N.Y.-- Northeastern, N.J., all urban consumers (presently denominated "CPI-U"), or a successor or substitute index appropriately adjusted.

            (iii) The term "Price Index for the Base Year" shall mean the average of the monthly All Items Price Indexes for each of the 12 months of the Base Year.

            (b) Effective as of each January and July subsequent to the Base Year, there shall be made a cost of living adjustment of the fixed annual rental rate payable hereunder. The July adjustment shall be based on the percentage difference between the Price Index for the preceding month of June and the Price Index for the Base Year. The January adjustment shall be based on such percentage difference between the Price Index for the preceding month of December and the Price Index for the Base Year.

            (i) In the event the Price Index for June in any calendar year during the term of this lease reflects an increase over the Price Index for the Base Year, then the fixed annual rent herein provided to be paid as of the July 1st following such month of June (unchanged by any adjustments under this Article) shall be multiplied by the percentage difference between the Price Index for June and the Price Index for the Base Year, and the resulting sum shall be added to such fixed annual rent, effective as of such July 1st. Said adjusted fixed annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this lease.

            (ii) In the event the Price Index for December in any calendar year during the term of this lease reflects an increase over the price Index for the Base Year, then the fixed annual rent herein provided to be paid as of the January 1st following such month of December (unchanged by any adjustments under this Article) shall be multiplied by the percentage difference between the Price Index for December and the Price Index for the Base Year, and the resulting sum shall be added to such fixed annual rent effective as of such January 1st. Said adjusted fixed annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this lease.

            The following illustrates the intentions of the parties hereto as to the computation of the aforementioned cost of living adjustment in the annual rent payable hereunder.

            Assuming that said fixed annual rent is $10,000, that the Price Index for the Base Year was 102.0 and that the Price Index for the month of June in a calendar year following the Base Year was 105.0, then the percentage increase thus reflected, i.e., 2.941% (3.0/102.0) would be multiplied by $10,000, and said fixed annual rent would be increased by $294.10 effective as of July 1st of said calendar year.

            In the event that the Price Index ceases to use 1982-84=100 as the basis of calculation, or if a substantial change is made in the terms or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this lease not been altered. In the event such Price Index (or a successor or substitute index) is not available, a reliable governmental or other non-partisan publication evaluating the information theretofore used in determining the Price Index shall be used.

            (c) Landlord will cause statements of the cost of living adjustments provided for in subdivision (b) to be prepared in reasonable detail and delivered to Tenant.

            (d) In no event shall the fixed annual rent originally provided to be paid under this lease (exclusive of the adjustments under this Article) be reduced by virtue of this Article.

            (e) Any delay or failure of Landlord, beyond July or January of any year, computing or billing for the rent adjustments hereinabove provided, shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such rent adjustments hereunder.

            (f) Notwithstanding any expiration or termination of this lease prior to the lease expiration date (except in the case of a cancellation by mutual agreement) Tenant's obligation to pay rent as adjusted under this Article shall continue and shall cover all periods up to the lease expiration date, and shall survive any expiration or termination of this lease.

            FIFTY-EIGHTH: - Tenant shall pay to Landlord, as additional rent, tax escalation in accordance with this Article:

            (a) For purposes of this lease the rentable square foot area of the presently demised premises shall be deemed to be 2,150 square feet.

            (b) Definitions: For the purpose of this Article, the following definitions shall apply:

            (i) The term "base tax year" as hereinafter set forth for the determination of real estate tax escalation, shall mean the New York City real estate tax year commencing July 1, 1999 and ending June 30, 2000.

            (ii) The term "The Percentage", for purposes of computing tax escalation, shall mean 65/100's/1 percent (.65%). The Percentage has been computed on the basis of a fraction, the numerator of which is the rentable square foot area of the demised premises and the denominator of which is the total rentable square foot area of the office and commercial space in the building project. The parties acknowledge and agree that the total rentable square foot area of the office and commercial space in the building project shall be deemed to be 330,331 square feet.

            (iii) The term "the building project" shall mean the aggregate combined parcel of land on a portion of which are the improvements of which the demised premises form a part, with all the improvements thereon, said improvements being a part of the block and lot for tax purposes which are applicable to the aforesaid land.

            (iv) The term "comparative year" shall mean the twelve (12) months following the base tax year, and each subsequent Period of twelve (12) months (or other such Period of twelve (12) months occurring during the term of this lease as hereafter may be duly adopted as the tax year for real estate tax purposes by the City of New York).

            (v) The term "real estate taxes" shall mean the total of all taxes and special or other assessments levied, assessed or imposed at any time by any governmental authority upon or against the building project, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said building project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against said building project. If, due to a future change in the method of taxation or in the taxing authority, or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Landlord in substitution in whole or in part for the real estate taxes, or in lieu of additions to or increases of said real estate taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of "real estate taxes" for the purposes hereof. As to special assessments which are payable over a period of time extending beyond the term of this lease, only a pro rata portion thereof covering the portion of the term of this lease unexpired at the time of the imposition of such assessment, shall be included in "real estate taxes". If by law, any assessment may be paid in installments, then, for the purposes hereof (a) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law and (b) there shall be included in real estate taxes, for each comparative year in which such installments may be paid, the installments of such assessment so becoming payable during such comparative year, together with interest payable during such comparative year.

            (vi) Where more than one assessment is imposed by the City of New York for any tax year, whether denominated an "actual assessment" or a "transitional assessment" or otherwise, then the phrases herein "assessed value" and "assessments" shall mean whichever of the actual, transitional or other assessment is designated by the City of New York as the taxable assessment for that tax year.

            (vii) The phrase "real estate taxes payable during the base tax year" shall mean that amount obtained by multiplying the assessed value of the land and buildings of the building project for the base tax year by the tax rate for the base tax year for each $100 of such assessed value.

            (c) 1. In the event that the real estate taxes payable for any comparative year shall exceed the amount of the real estate taxes payable during the base tax year, Tenant shall pay to Landlord, as additional rent for such comparative year, an amount equal to The Percentage of the excess. Before or after the start of each comparative year, Landlord shall furnish to Tenant a statement of the real estate taxes payable for such comparative year, and a statement of the real estate taxes payable during the base tax year. If the real estate taxes payable for such comparative year exceed the real estate taxes payable during the base tax year, additional rent for such comparative year, in an amount equal to The Percentage of the excess, shall be due from Tenant to Landlord, and such additional rent shall be payable by Tenant to Landlord within ten (10) days after receipt of the aforesaid statement. The benefit of any discount for any earlier payment or prepayment of real estate taxes shall accrue solely to the benefit of Landlord, and such discount shall not be subtracted from the real estate taxes payable for any comparative year.

            Additionally, Tenant shall pay to Landlord, on demand, a sum equal to The Percentage of any business improvement district assessment payable by the building project.

            2. Should the real estate taxes payable during the base tax year be reduced by final determination of legal proceedings, settlement or otherwise, then, the real estate taxes payable during the base tax year shall be correspondingly revised, the additional rent theretofore paid or payable hereunder for all comparative years shall be recomputed on the basis of such reduction, and Tenant shall pay to Landlord as additional rent, within ten (10) days after being billed therefor, any deficiency between the amount of such additional rent as theretofore computed and the amount thereof due as the result of such recomputations. Should the real estate taxes payable during the base tax year be increased by such final determination of legal proceedings, settlement or otherwise, then appropriate recomputation and adjustment also shall be made.

            3. If after Tenant shall have made a payment of additional rent under this subdivision (c), Landlord shall receive a refund of any portion of the real estate taxes payable for any comparative year after the base tax year on which such payment of additional rent shall have been based, as a result of a reduction of such real estate taxes by final determination of legal proceedings, settlement or otherwise, Landlord shall within ten (10) days after receiving the refund pay to Tenant The Percentage of the refund less The Percentage of expenses (including attorneys' and appraisers' fees) incurred by Landlord in connection with any such application or proceeding. If prior to the payment of taxes for any comparative year, Landlord shall have obtained a reduction of that comparative year's assessed valuation of the building project, and therefore of said taxes, then the term "real estate taxes" for that comparative year shall be deemed to include the amount of Landlord's expenses in obtaining such reduction in assessed valuation, including attorneys' and appraisers' fees.

            4. The statements of the real estate taxes to be furnished by Landlord as provided above shall be certified by Landlord and shall constitute a final determination as between Landlord and Tenant of the real estate taxes for the Periods represented thereby, unless Tenant within thirty (30) days after they are furnished shall give a written notice to Landlord that it disputes their accuracy or their appropriateness, which notice shall specify the particular respects in which the statement is inaccurate or inappropriate. If Tenant shall so dispute said statement then, pending the resolution of such dispute, Tenant shall pay the additional rent to Landlord in accordance with the statement furnished by Landlord.

            5. In no event shall the fixed annual rent under this lease (exclusive of the additional rents under this Article) be reduced by virtue of this Article.

            6. If the commencement date of the term of this lease is not the first day of the first comparative year, then the additional rent due hereunder for such first comparative year shall be a proportionate share of said additional rent for the entire comparative year, said proportionate share to be based upon the length of time that the lease term will be in existence during such first comparative year. Upon the date of any expiration or termination of this lease except termination because of Tenant's default) whether the same be the date hereinabove set forth for the expiration of the term or any prior or subsequent date, a proportionate share of said additional rent for the comparative year during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord, if it was not theretofore already billed and paid. The said proportionate share shall be based upon the length of time that this lease shall have been in existence during such comparative year. Landlord shall promptly cause statements of said additional rent for that comparative year to be prepared and furnished to Tenant. Landlord and Tenant shall thereupon make appropriate adjustments of amounts then owing.

            7. Landlord's and Tenant's obligations to make the adjustments referred to in subdivision (6) above shall survive any expiration or termination of this lease.

            8. Any delay or failure of Landlord in billing any tax escalation hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such tax escalation hereunder.

            FIFTY-NINTH: - (A) Tenant acknowledges that its continued occupancy of the demised premises and the regular conduct of its business therein, are of utmost importance to the Landlord in the renewal of other leases in the building, in the renting of vacant space in the building, in the providing of electricity, air conditioning, steam and other services to the tenants in the building, and in the maintenance of the character and quality of the tenants in the building. Tenant therefore covenants and agrees that it will occupy the entire demised premises and will conduct its business therein in the regular and usual manner, throughout the term of this lease. Tenant acknowledges that Landlord is executing this lease in reliance upon these covenants and that these covenants are a material element of consideration inducing Landlord to execute this lease. Tenant further agrees that if it vacates the demised premises or fails to so conduct its business therein at any time during the term of this lease, without the prior written consent of the Landlord, then all rent and additional rent reserved in this lease from the date of such breach to the expiration date of this lease shall become immediately due and payable to Landlord.

            (B) The parties recognize and agree that the damage to Landlord resulting from any breach of the covenants in subdivision (A) hereof will be extremely substantial, will be far greater than the rent payable for the balance of the term of this lease, and will be impossible of accurate measurement. The parties therefore agree that in the event of a breach or threatened breach of the said covenants, in addition to all of Landlord's other rights and remedies, at law or in equity or otherwise, Landlord shall have the right of injunction to preserve Tenant's occupancy and use. The words "become vacant or deserted" as used elsewhere in this lease shall include Tenant's failure to occupy or use as by this Article required.

            (C) If Tenant breaches either of the covenants in subdivision (A) above, and this lease be terminated because of such default, then, in addition to Landlord's rights of re-entry, restoration, preparation for and re-rental, and anything elsewhere in this lease to the contrary notwithstanding, Landlord shall retain its right to judgment on and collection of Tenant's aforesaid obligation to make a single payment to Landlord of a sum equal to the total of all rent and additional rent reserved for the remainder of the original term of this lease, subject to future credit or repayment to Tenant in the event of any rerenting of the premises by Landlord, after first deducting from re-rental income all expenses incurred by Landlord in reducing to judgment or otherwise collecting Tenant's aforesaid obligation, and in obtaining possession of, restoring, preparing for and re-letting the premises. In no event shall Tenant be entitled to a credit or repayment for rerental income which exceeds the sums payable by Tenant hereunder or which covers a period after the original term of this lease.

            (D) If any provision of this Article of this lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Article, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Article and of this lease shall be valid and be enforced to the fullest extent permitted by law.

            SIXTIETH: - The Landlord shall be under no obligation to provide access between the "A" Wing and the "B" Wing on the floor of the premises demised herein, and any passageways which may now or hereafter exist between said wings may be discontinued at any time at the discretion of the Landlord.

            SIXTY-FIRST: - The captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

            SIXTY-SECOND: - Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the Chairman of the Board of Directors of the Management Division of The Real Estate Board of New York, Inc., or to such impartial person or persons as he may designate, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice in writing upon Landlord within thirty
(30) days after the adoption of any such additional Rule or Regulation. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

            The use in the demised premises of auxiliary heating devices, such as portable electric heaters, heat lamps or other devices whose principal function at the time of operation is to produce space heating, is prohibited.

            SIXTY-THIRD: - It is understood and agreed that this lease is submitted to Tenant on the understanding that it shall not be considered an offer and shall not bind Landlord in any way until (i) Tenant has duly executed and delivered duplicate originals to Landlord and (ii) Landlord has executed and delivered one of said originals to Tenant.

            SIXTY-FOURTH: - It is understood and agreed that the annual rent for the period November 1, 1999 to June 30, 2002 shall be SIXTY THOUSAND FIVE HUNDRED EIGHTY- SEVEN AND 00/100 ($60,587.00) DOLLARS ($5,048.92 per month); and for the period July 1, 2002 to April 30, 2005 the annual rent shall be SIXTY-FOUR THOUSAND EIGHT HUNDRED EIGHTY-SEVEN AND 00/100 ($64,887.00) DOLLARS ($5,407.25 per month). Of the above figures, SIX THOUSAND EIGHT HUNDRED THIRTY-SEVEN AND 00/100 ($6,837.00) DOLLARS represents the electric rent inclusion factor of the annual rent which shall be subject to adjustment as provided in Article #22 hereof.

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.


                                 1350 BROADWAY ASSOCIATES
                                 BY: HELMSLEY-SPEAR, INC., Agent

 ...............................  /s/[illegible].........................
   Witness for Landlord:         Chief Operating Officer

                                 ACTIVE APPAREL GROUP, INC.
                                 .......................................

 ...............................  By: /s/ George Horowitz
    Witness for Tenant:                President & CEO..................
                                        George Horowitz.................

                                 ACKNOWLEDGMENTS


                                   LANDLORD

State of New York       )
County of New York      ) ss.:

            On  this  ____  day  of  _____,  19__,  before  me  personally  came
__________, to me known and known to me to be a partner of ____________, a co-partnership, mentioned and described in, and which executed the foregoing instrument, and the said duly acknowledged to me that he executed the said instrument for and on behalf of and with the authority of said for the uses and purposes therein mentioned.

                                          ....................................


                              PARTNERSHIP TENANT

State of New York       )
County of New York      ) ss.:

            On this ____ day of _________, 19__, before me personally came ___________, to me known and known to me to be a partner of _____________, a co-partnership, mentioned and described in, and which executed the foregoing instrument, and the said duly acknowledged to me that he executed the said instrument for and on behalf of and with the authority of said for the uses and purposes therein mentioned.

                                          ....................................


                              INDIVIDUAL TENANT

State of New York       )
County of New York      ) ss.:

            On this ____ day of ___, 19 , before me personally came _________, to me known and known to me to be the individual described in, and who executed the foregoing instrument, and acknowledged to me that he executed the same.

                                          ....................................


                               CORPORATE TENANT

State of New York       )
County of New York      ) ss.:

            On this ___ day of ______, 19__, before me personally came _________, to me known, who being by me duly sworn, did depose and say that he resides at ______________; that he is the of the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                          ....................................

                                    GUARANTY

            For Value Received, and in consideration for, and as an inducement to Landlord making the foregoing lease with Tenant, the undersigned guarantees to Landlord, its successors and assigns, the full performance and observance of all the covenants, conditions and agreements, including the "Rules and Regulations", therein provided to be performed and observed by Tenant, without requiring any notice or proof of non-payment, non-performance, or non-observance, and without demand, to charge the undersigned therefor, all of which the undersigned hereby expressly waives.

            The undersigned further covenants and agrees: (a) that the validity of this agreement and its obligations hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the within lease; (b) that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of the within lease.

            As a further inducement to Landlord to make the within lease and in consideration thereof, Landlord and the undersigned covenant and agree that in any action or proceeding or counterclaim brought by either against the other on any matters whatsoever arising out of, under, or in any way connected with said lease or this guaranty, or by virtue of the terms thereof, Landlord and the undersigned shall and do hereby waive trial by jury.

Dated, New York City             , 19


 ...............................   ..............................................
     Witness                      ..............................................
                                  Address




State of New York       )
County of New York      ) ss.:

            On this         day of            , 19  , before me personally came
                        , to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                                          ....................................
                                                                 Notary Public

                              RULES AND REGULATIONS

            1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the demised premises, and if said premises are situate on the ground floor of the building the Tenant thereof shall further, at said Tenant's own expense, keep the sidewalks and curb directly in front of said premises clean and free from ice, snow, etc.

            2. The freight and not the passenger elevators shall be used by the working hands of Tenant and persons calling for and delivering goods to and from the demised premises.

            3. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the demised premises, without the prior written consent of the Landlord. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by the Landlord.

            4. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside or inside of the demised premises or building without the prior written consent of Landlord. Interior signs on doors shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord. Only the Tenant named in the lease shall be entitled to appear on the Directory Board or Tablet. Additional names may be added in Landlord's sole discretion under such terms and conditions as he may approve.

            5. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the building shall not be covered by any Tenant, nor shall any bottles, parcels, or other articles be placed on the windowsills.

            6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

            7. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No linoleum or other floor covering shall be laid in direct contact with the floor of the demised premises, but if any such covering is required by Tenant, an interlining of builder's deadening felt shall first be affixed to the floor with paste or other water soluble material, the use of cement or other adhesive non-soluble in water is expressly prohibited.

            8. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them whether by the use of any instrument, radio, talking machine, musical noise, whistling, singing or in any other way.

            9. No Tenant, nor any of Tenant's servants, employees, agents, visitors, or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible or explosive fluid, chemical and substance, or cause or permit any unusual or objectionable odors to be produced upon or permeate from the demised premises. No animals or birds shall be kept by Tenant in or about the building.

            10. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

            11. Landlord shall have the right to prohibit any advertising by any Tenant which, in its opinion, tends to impair the reputation of the building or its desirability and, upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

            12. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall co-operate to prevent the same.

            13. There shall not be used in any space, or in the public halls of any building, either by Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

            14. No Tenant shall purchase spring water, ice, towels, or other like service, from any company or persons not approved by Landlord.

            15. The use in the demised premises of auxiliary heating devices, such as portable electric heaters, heat lamps or other devices whose principal function at the time of operation is to produce space heating, is prohibited.

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED JULY 19, 1999 BETWEEN 1350 BROADWAY ASSOCIATES AND ACTIVE APPAREL GROUP, INC.

SIXTY-FIFTH:

            A. 1. The Landlord will supply through its system chilled water at a temperature in the approximate range of 45 degrees F. to 50 degrees F. throughout the cooling season, to wit, April 15 to October 15 in each year, on regular business days, Monday through Friday from 8:00 A.M. to 6:00 P.M.

            2. Landlord may elect from time to time; to commence the cooling season on a date earlier than that specified above and/or extend the cooling season beyond the date specified in said clause. In either or both such events, Tenant agrees it will avail itself to the cooling season aforementioned. In such event, Tenant covenants and agrees to pay to Landlord as additional rent for the chilled water to be supplied by Landlord prior to and/or subsequent to the cooling season aforementioned, a sum equal to the proportion of the annual additional rent payable as herein provided for chilled water service furnished during the cooling season specified in this clause, that the number of days during which the Landlord furnishes the chilled water service prior to and/or subsequent to such cooling season aforementioned. Such sum shall be in addition to all the other sums payable under this lease, including but not limited to the annual additional rent payable for chilled water service during the cooling season aforementioned, the same shall be due and payable on demand.

            B. For the chilled water service to be supplied by the Landlord, the Tenant agrees, throughout the term of this lease, to pay the Landlord as additional rent, (aggregating the sum of $1,612.50 per annum) for the space in the demised premises to be air-cooled by the system, and Tenant agrees to pay such additional rent in twelve (12) monthly installments of $134.00 in advance, on the first day of each month, for the duration of this lease. However, during any continued occupancy of said premises by the Tenant after the expiration of said lease, Tenant agrees to pay the building's prevailing rate for the chilled water service during the full term of the continued occupancy. Payment to be made in the same manner as heretofore. If either of said dates shall be other than the first day of the month, the monthly installment of additional rent for that month shall be prorated. Electric current to operate the installation shall be paid by the Tenant as herein in this lease provided.

            C. 1. Landlord shall have no responsibility or liability for failure to supply chilled water for the operation of the installation or for failure to perform any agreement contained herein, when prevented from doing so by strikes, accidents or by any cause beyond Landlord's control, or by laws, orders, or Regulations of any Federal, State, County or Municipal Authority or other governmental authority or by failure of water, steam, electric supply or inability by exercise of reasonable diligence, to obtain water, steam or electricity.

            2. Landlord reserves the right to stop service of furnishing chilled water for air cooling system when necessary by reason of accident or emergency, or for repairs, alterations, replacements, or improvements which in the judgment of the Landlord are desirable or necessary to be made to the chilled water circulating system or to the demised premises or to the building of which the demised premises are a part, until such repairs, alterations, replacements, or improvements shall have been completed.

            D. Landlord will, without charge and as an accommodation to Tenant, attend to the regular lubrication of the installation, during regular business hours, after same is connected to the Landlord's system, and in addition, Landlord will install filters in such installation, which filters are to be furnished by and at the expense of the Tenant. Landlord shall not be liable to Tenant for damage resulting from any delays or omissions in connection with such lubrication or the service to be rendered pursuant to this sub-division.

            E. Tenant agrees to indemnify and hold the Landlord safe and harmless from and against any injury or damage to the demised premises or to the building of which the demised premises are a part, and from and against any and all claims for injury or damage to property which may be asserted against Landlord, if any such injury or damage is caused by the installation, connection, operation and maintenance of Tenant's air cooling system.

            F. If, on the date hereof, the unit has already been installed and connected with Landlord's system, then all of the provisions of this article shall nevertheless be applicable with the same force and effect as though the installation was a new installation, and the additional rent payable hereunder for the chilled water shall commence on the commencement of the term of this lease.

            G. Landlord agrees to allocate FORTY-THREE (43) gallons per minute to the installation.

            H. It is further understood and agreed that the complete chilled water air cooling machinery, equipment, and all parts hereto, is and remain at all times the property of the Landlord.

            I. Landlord is in no way obligated to replace any or all of the air conditioning system in the premises if any governmental regulations require the installation of any additional equipment or fixtures.

            J. 1. It is understood and agreed that the Landlord's obligation under this article is to supply chilled water to the demised premises through the Landlord's chilled water system.

            2. Tenant may use any air conditioning equipment presently in the demised premises.

            3. Any necessary repairs or replacements of any air conditioning equipment (other than Landlord's chilled water system equipment) is the obligation of the Tenant. Any replacements or additions to the air conditioning equipment shall be limited to the chilled water system and shall be subject to Landlord's written approval which shall not be unreasonably withheld.

1350 BROADWAY ASSOCIATES
BY: HELMSLEY-SPEAR, INC., Agent

   /s/ [illegible]
-----------------------------------------
Chief Operating Officer


ACTIVE APPAREL GROUP, INC.


By: /s/ George Horowitz
-----------------------------------------
       President & CEO

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED JULY 19, 1999 BETWEEN 1350 BROADWAY ASSOCIATES AND ACTIVE APPAREL GROUP, INC.

SIXTY-SIXTH:

Supplementing Article 10 and 59 hereof:

            1. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this Lease, nor underlet, or suffer, or permit the demised premises or any part thereof to be used or occupied by others, without the prior written consent of Landlord in each instance. If this Lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, undertenant, or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, underletting, occupancy or collection shall be deemed a waiver of the provision hereof, the acceptance of the assignee, undertenant or occupant of Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any way by construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. A modification, amendment or extension of a sublease shall be deemed a sublease. If any lien is filed against the demised premises or the building of which the same form a part for brokerage services claimed to have been performed by Tenant, whether or not actually performed, the same shall be discharged by Tenant within thirty (30) days thereafter, at Tenant's expense, by filing a bond required by law or otherwise, and paying any other necessary sums, and Tenant agrees to indemnify Landlord and its agents and hold them, harmless from and against any and all claims, losses or liability resulting from such lien for brokerage services rendered.

            2. If Tenant desires to assign this Lease or to sublet all or any portion of the demised premises, it shall first submit in writing to Landlord the documents described in Section "C" hereof and shall offer in writing, (i) with respect to a prospective assignment, to assign this Lease to Landlord without any payment of moneys or other consideration, therefor, or, (ii) with respect to a prospective subletting, to sublet to Landlord the portion of the demised premises involved ("Leaseback Area") for the term specified by Tenant in its proposed sublease and at the lower of (a) Tenant's proposed subrental or (b) at the same rate of fixed rent and additional rent, and otherwise on the same term, covenants and conditions (including provisions relating to escalation rents), as are contained herein and as are allocable and applicable to the portion of the demised premises to be covered by such subletting. The offer shall specify the date when the Leaseback Area will be made available to Landlord, which date shall be in no event earlier than ninety (90) days nor later than one hundred eighty (180) days following the acceptance of the offer. If an offer of sublease is made, and if the proposed sublease will result in all or substantially all of the demised premises being sublet, then Landlord shall have the option to extend the term of its proposed sublease for the balance of the term of this Lease less one (1) day.

            Landlord shall have a period of ninety (90) days from the receipt of such offer to either accept or reject the same. If Landlord shall accept such offer (i) Tenant shall then execute and deliver to Landlord, or to anyone designated or named by Landlord, an assignment or sublease, as the case may be, in either case in a form reasonably satisfactory to Landlord's counsel; and (ii) if the proposed transaction is a sublease and Landlord accepts such offer, Tenant, on demand, shall pay to Landlord or its managing agent (as Landlord shall elect) an amount equal to the brokerage commissions which would have been incurred by Tenant but for Landlord's accepting such offer.

            If a sublease is so made it shall expressly:

            (a) permit Landlord to make further subleases of all or any part of the Leaseback Area and (At no cost or expense to Tenant) to make and authorize any and all changes, alterations, installations and improvements in such space as necessary;

            (b) provide that Tenant will, at all times, permit reasonably appropriate means of ingress to and egress from the Leaseback Area;

            (c) negate any intention that the estate created under such sublease be merged with any other estate held by either of the parties;

            (d) provide that Landlord shall accept the Leaseback Area "as is" except that Landlord, at Tenant's expense, shall perform all such work and make all such alterations as may be required physically to separate the Leaseback Area from the remainder of the demised premises and to permit lawful occupancy, it being intended that Tenant shall have no other cost or expense in connection with the subletting of the Leaseback Area;

            (e) provide that at the expiration of the term of such sublease, Tenant will accept the Leaseback Area in its then existing condition, subject to the obligations of Landlord to make such repairs thereto as may be necessary to preserve the Leaseback Area in good order and condition, ordinary wear and tear excepted.

            Landlord shall indemnify and save Tenant harmless from all obligations under this Lease as to the Leaseback Area during the period of time it is so sublet, except for fixed annual rent and additional rent, if any, due under the within Lease, which are in excess of the rents and additional sums due under such sublease.

            Subject to the foregoing, performance by Landlord, or its designee, under a sublease of the Leaseback Area shall be deemed performance by Tenant of any similar obligation under this Lease and any default under any such sublease shall not give rise to a default under a similar obligation contained in this Lease, nor shall Tenant be liable for any default under this Lease or deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of the tenant under such sublease or is occasioned by or arises from any act or omission of any occupant holding under or pursuant to any such sublease.

            C. If Tenant requests Landlord's consent to a specific assignment or subletting, it shall submit in writing to Landlord (i) the name and address of the proposed assignee or sublessee, (ii) a duly executed counterpart of the proposed agreement of assignment or sublease, (iii) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or sublessee, and as to the nature of its proposed use of the pace, and
(iv) banking, financial or other credit information relating to the proposed assignee or sublessee reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or sublessee.

            D. If Landlord shall not have accepted Tenant's offer as provided in Section "B", then Landlord will not unreasonably withhold or delay its consent to Tenant's request for consent to such specific assignment or subletting, where Tenant will not move the conduct of its business to another building in New York City. Any such consent of Landlord shall be subject to the terms of this Article and conditioned upon there being no default by Tenant, beyond any grace period, under any of the terms, covenants and conditions of this Lease at the time that Landlord's consent to any such subletting or assignment is requested and on the date of the commencement of the term of any such proposed sublease or the effective date of any such proposed assignment.

            E. Upon receiving Landlord's written consent (and unless theretofore delivered to Landlord) a duly executed copy of sublease or assignment shall be delivered to Landlord within ten (10) days after execution thereof. Any such sublease shall provide that the sublease shall comply with all applicable terms and conditions of this Lease to be performed by the Tenant hereunder. Any such assignment of lease shall contain an assumption by the assignee of all of the terms, covenants and conditions of this Lease to be performed by the Tenant.

            F.  Anything herein contained to the contrary notwithstanding:

            1. Tenant shall not advertise (but may list with brokers) its space for assignment or subletting at a rental rate lower than the greater of the then building rental rate for such space or the rental rate then being paid by Tenant to Landlord.

            2.  Deleted.

            3.  No assignment or subletting shall be made:

                        a. To any person or entity which shall at that time be a
            tenant, subtenant or other occupant of any part of the building of which the demised premises form a part, or who dealt with Landlord or Landlord's agent (directly or through a broker) with respect to space in the building during the six (6) months immediately preceding Tenant's request for Landlord's consent;

                        b. By the legal representatives of the Tenant or by any
            person to whom Tenant's interest under this Lease passes by operation of law, except in compliance with the provisions of this Article;

                        c. To any person or entity for the conduct of a business
            which is not in keeping with the standards and the general character of the building of which the demised premises form a part.

            G. Anything hereinabove contained to the contrary notwithstanding, the offer back to Landlord provisions of Section "B" hereof shall not apply to, and Landlord will not unreasonably withhold or delay its consent to an assignment of this Lease, or sublease of all of part of the demised premises, to the parent of Tenant or to a wholly-owned subsidiary of Tenant or of said parent, or to any corporation into or with which Tenant may be merged or consolidated, provided that the greater of (a) the net worth of Tenant on the date hereof or (b) the net worth of Tenant immediately prior to such merger or consolidation; provided, further, that any such assignment of lease shall contain an assumption by the Assignee of all of the terms, covenants and conditions of this Lease to be performed by the Tenant. Tenant agrees that no such assignment or subletting shall be effective unless and until Tenant gives Landlord written notice thereof, together with a true copy of the assignment or of the sublease.

            H. If Landlord shall not have accepted Tenant's offer and Tenant effects such assignment or subletting, then Tenant thereafter shall pay to Landlord a sum equal to (a) any rent or other consideration paid to Tenant by any subtenant which (after deducting the costs of Tenant, if any, in effecting the subletting, including reasonable alteration costs, commissions and legal fees) is in excess of the rent allocable to the subleased space which is then being paid by Tenant to Landlord pursuant to the terms hereof, and (b) any other profit or gain (after deducting any necessary expenses incurred) realized by Tenant from any such subletting or assignment. All sums equal hereunder by Tenant shall be payable to Landlord as additional rent upon receipt thereof by Tenant.

            I. In no event shall Tenant be entitled to make, nor shall Tenant make, any claim and Tenant hereby waives any claim for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim, or defense) based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed its consent or approval to a proposed assignment or subletting as provided for in this Article. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

1350 BROADWAY ASSOCIATES
BY: HELMSLEY-SPEAR, INC. Agent

    /s/ [illegible]
-------------------------------------------
Chief Operating Officer


ACTIVE APPAREL GROUP, INC.


By:   /s/ George Horowitz
-------------------------------------------
         President & CEO

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED JULY 19, 1999 BETWEEN 1350 BROADWAY ASSOCIATES AND ACTIVE APPAREL GROUP, INC.

SIXTY-SEVENTH:

            A. Tenant covenants and agrees that Landlord shall have the absolute and unqualified right, upon notice to Tenant, to designate as the Demised Premises that part of any other floor in the building or in the building located at 1333 Broadway, New York, New York that approximately corresponds to the premises demised hereunder, provided, however, (i) Landlord may exercise this tight only once during the Initial Term of this Lease, (ii) such substituted space shall be the equivalent or better in the appearance of the Demised Premises upon completion of Landlord's Initial Construction (wear and tear, as well as damage to the Demised Premises caused by Tenant, and (iii) Landlord shall move Tenant to the substituted space during a single weekend. Such notice shall specify and designate the space so substituted for the Demised Premises. Notwithstanding such substitution of space, this Lease and all the terms, provisions, covenants and conditions contained in this Lease shall remain and continue in full force and effect, except that the Demised Premises shall be and be deemed to be such substituted space (hereinafter called "Substituted Space"), with the same force and effect as if the Substituted Space were originally specified in this Lease as the premises demised hereunder. The new space shall be the same size or no more than 20% larger than the present space and if Tenant occupies a complete floor, Tenant can only be moved to another complete floor which also will be the same size or no more than 20% larger than the present full floor and Tenant shall remain as sole Tenant on such floor.

            B. In the event of the substitution of space, Tenant, upon six (6) months prior written notice, shall move to the Substituted Space, at Landlord's expense, and upon failure of Tenant to so move to the Substituted Space, Landlord may, as Tenant's Agent, remove Tenant from the Demised Premises to the Substituted Space. Failure of Tenant to move to the Substituted Space, pursuant to this Article shall be deemed a substantial breach of this Lease. Landlord shall reimburse Tenant for Tenant's reasonable and necessary out-of-pocket expenses actually incurred with regard to the move to the Substituted Space. Upon request from Landlord, Tenant shall supply Landlord with satisfactory proof of out-of-pocket expenses incurred by Tenant in moving from the Demised Premises to the Substituted Space. Tenant shall be reimbursed for moving costs as they are incurred.

            C. Following such substitution of space, pursuant to this Article, if any, Landlord and Tenant shall, promptly at the request of either party, execute and deliver an agreement in recordable form setting forth such substitution of space.

            D. No such substitution shall be permitted without Landlord also making same substitution for the premises known as Rooms 2300-2307/2315 1350 Broadway.

                       To Be Signed By Landlord and Tenant



 /s/ [illegible]....................

     (Landlord)


/s/ George Horowitz
President & CEO
       (Tenant)

ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED JULY 19, 1999 BETWEEN 1350 BROADWAY ASSOCIATES AND ACTIVE APPAREL GROUP, INC.

SIXTY-EIGHTH:

Landlord shall provide and install the following facilities and materials and complete the following work as part of "Landlord's Work" (as hereinafter defined) in accordance with Tenant's Plans. For purposes of this Lease, "Landlord's Work" shall be:

1.          PARTITIONS:             Supply and install building standard
            drywalls.

2.          CEILING:                Supply and install building standard 2 x 4
            lay-in acoustical ceiling with window pockets.

3.          LIGHTING:               Supply and install one (1) 2 x 4 light
            fixture every 100 sq. ft. of rental area.

4.          AIRCONDITIONING:        Provide building standard air-conditioning
            system with all necessary ductwork to form a complete system, the repair and maintenance of which shall be the obligation of Tenant, subsequent to the first year after installation.

5.          FLOORING:               Supply and install building standard carpet
            over padding or building standard vinyl tile floor. Tenant to select color of carpet/tile to match decor.

6.          DOORS:                  Tan Supply and install building standard
            hollow metal doors, and, if required, building standard Herculite entrance door with sidelight and back-up fire door.

7.          ELECTRICAL CONSTRUCTION:
            a.          Supply and install two (2) separate dedicated circuits.
            b.          Supply and install two (2) base outlets per room.

8.          PAINTING:               Paint with one (1) coat of paint on existing
            walls; two (2) coats on new sheetrock walls. Tenant to select color from our building standard color chart.

9.          RADIATOR COVERS:        Supply and install paint grade building
            standard radiator covers where needed.

10.         CLOSETS:                Supply and install one (1) building standard
            clothes closet every 2,000 feet.

11.         SPRINKLERS:             Supply and install building standard
            sprinkler heads as required by all applicable ordinances and codes.

As used in this Workletter, the term "building standard" shall mean such materials as Landlord may elect to use as part of its standard construction substantially throughout the building.

Tenant's rent, as outlined in Article SIXTY-FOURTH hereof, shall not commence until Landlord has substantially completed the above work.

Landlord will complete above work as stated above and do any additional work requested by Tenant as long as Landlord's expenses do not exceed Fifty Three Thousand Five Hundred ($53,000.00) Dollars.


                   To Be Initialled By The Landlord and Tenant



          /s/ [illegible].............

                 (Landlord)


          George Horowitz
          President & CEO......................
                                       (Tenant)


[Floor Plan Omitted]